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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report : February 19, 1998



                              VENTURE SEISMIC LTD.
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               (Exact name of registrant as specified in charter)


                                 ALBERTA, CANADA
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                 (State or other jurisdiction of incorporation)


0-27070                                               N/A
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(Commission File Number)                (IRS Employer Identification No.)



            3110 - 80th Avenue S.E. Calgary, Alberta     T2C 1J3
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           (Address of principal executive offices)     (Zip code)


                                 (403) 777-9070
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               (Registrant's telephone number including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 2.  Other events

         On February 18, 1998 Venture Seismic Ltd. ("Venture") announced it had entered into an amended letter of intent to acquire 100% of the outstanding capital stock of Continental Holdings Ltd. ("Continental"), for consideration of 2,080,000 Common Shares of Venture and payments in cash of an aggregate of $1.5 million. Pending closing of the acquisition, Venture has agreed to advance $4 million to Continental to equip a second marine seismic vessel, which advance is subject to an equity conversion provision should closing not occur. Reference is made to Venture's press release dated February 18, 1998 which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

         (c )    Exhibits

                  99.1   Press release dated February 18, 1998


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VENTURE SEISMIC LTD.


                              By: /s/ Brian Kozun
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                                   Brian W. Kozun
                                   President and Chief Executive Officer


                              Dated: February 19, 1998